UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Under § 240.14a-12

Callaway Golf Company

(Name of Registrant as Specified in its Charter)

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www.investorvote.com/ELY Step 1: Go to www.investorvote.com/ELY. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Vote by Internet • Go to www.investorvote.com/ELY • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Shareholder Meeting Notice 02RMGA + + Important Notice Regarding the Availability of Proxy Materials for the Callaway Golf Company Shareholder Meeting to be Held on May 8, 2018, at 8:30 a.m. Pacific Time Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: _ Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 27, 2018 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 2 N O T

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/ELY. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Callaway Golf Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 27, 2018. . Shareholder Meeting Notice Callaway Golf Company’s Annual Meeting of Shareholders will be held on May 8, 2018 at Callaway Golf Company, 2180 Rutherford Road, Carlsbad, California 92008, at 8:30 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3. 1. Election of Directors. 01 - Oliver G. (Chip) Brewer III 02 - Ronald S. Beard 03 - Samuel H. Armacost 04 - John C. Cushman, III 05 - John F. Lundgren 06 - Adebayo O. Ogunlesi 07 - Linda B. Segre 08 - Anthony S. Thornley 2. Ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. 3. Approve, on an advisory basis, the compensation of the Company’s named executive officers. In their discretion, Oliver G. Brewer III and Brian P. Lynch, or either of them, are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 02RMGA

*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 08, 2018 .Meeting Information CALLAWAY GOLF COMPANY Meeting Type: Annual Meeting For holders as of: March 12, 2018Date: May 08, 2018 Time: 8:30 AM PDT Location: Callaway Golf Company BROKER 2180 Rutherford Road LOGO HERE Carlsbad, California 92008You are receiving this communication because you hold Return Address Line 1 shares in the above named company. Return Address Line 2 Return Address Line 351 MERCEDES WAY This is not a ballot. You cannot use this notice to vote EDGEWOOD NY 11717 these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are Investor Address Line 2 1 available to you on the Internet. You may view the proxy Investor Address Line 3 materials online at www.proxyvote.com or easily request a Investor Address Line 4 15 12 OF paper copy (see reverse side). Investor Address Line 5 John Sample 2 We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. ANY CITY, ON A1A 1A1 See the reverse side of this notice to obtain proxy materials and voting instructions’ A R C O D EBroadridge Internal Use Only Job #Envelope #Sequence ## of # Sequence #0000354701_1 R1.0.1.17

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:1. Annual Report 2. Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.0000354701_2 R1.0.1.17

Voting items The Board of Directors recommends that you vote FOR the following:1. Election of Directors Nominees01 Oliver G. Brewer III 02 Ronald S. Beard 03 Samuel H. Arm cost 04 John C. Cushman, III 05 John F. Lundgren06 Adebayo O. Ogunlesi 07 Linda B. Segre 08 Anthony S. Thornley The Board of Directors recommends you vote FOR the following proposal(s):2 Ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.3 Approve, on an advisory basis, the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof A R C O D EBroadridge Internal Use Only xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #0000354701_3 R1.0.1.17

Reserved for Broad ridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERSAS REQUIRED BY THE NEW YORK STOCK EXCHANGE Broad ridge Internal Use Only P99999-01012 Job #THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope #Sequence 15 # # of # Sequence # OF##0000354701_4 R1.0.1.17